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                                                                   EXHIBIT 10.42

                      SECOND AMENDMENT TO LEASE AGREEMENT
                      -----------------------------------

     This Second Amendment to Lease Agreement (this "Agreement") is made as of May 1, 1997, by and among HOB Marina City Partners, L.P., a Delaware limited partnership, having an address at 8439 Sunset Boulevard, Suite 107, W. Hollywood, California 90069 ("Landlord"), and HOB Chicago, Inc., a Delaware corporation having an address at c/o HOB Entertainment, Inc., 8439 Sunset Blvd., Suite 102, W. Hollywood, California 90069 ("Tenant").

     WHEREAS, the parties have previously entered into that certain Lease Agreement dated as of January 29, 1996, for a portion of the real property commonly known as Marina City, 300 North State Street, Chicago, Illinois.

     WHEREAS, the parties amended such Lease Agreement pursuant to that certain Amendment To Lease Agreement dated August 20, 1996 (the "Amendment") .

     WHEREAS, the aforesaid Lease Agreement and the Amendment shall hereinafter collectively be referred to as the "Lease."

     WHEREAS, the parties desire to further amend the Lease in the following respects and only in the following respects.

     NOW THEREFORE, for valuable consideration, Landlord and Tenant amend the Lease as follows:

     1. The foregoing recitals are incorporated herein to the same extent as if set out in full in this Section 1.

     2.   The following provision is hereby added as paragraph 2.j. to the
Lease:

j.   Net Lease.
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          (i)    Notwithstanding anything to the contrary which may be contained in this Lease, this Lease is an absolutely net lease to Landlord and the Minimum Rent, Percentage Rent and all other sums payable hereunder by Tenant shall be paid without notice or demand, and without set-off, counterclaim, abatement, suspension, deduction or defense of any kind whatsoever, except as may otherwise be expressly provided in paragraph 8.b. of this Lease.
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          (ii)   Notwithstanding anything to the contrary which may be contained in this Lease, except as may otherwise be expressly provided in paragraph 8.b.
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of this Lease, this Lease shall not terminate, nor shall Tenant be entitled to
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the abatement of any rent hereunder or any reduction thereof, nor shall the obligations of Tenant under this Lease be otherwise affected, by reason of: (1) any damage to or the destruction of all or any part of the Leased Premises from whatever cause, or the taking of the Leased Premises or any portion thereof by condemnation, requisition or otherwise for any reason whatever, (2) prohibition, limitation or restriction of Tenant's use of all or any part of the Leased Premises, or the interference with or prevention of such use by any person, (3) any title defect or encumbrance or any eviction by paramount title or
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otherwise, (4) any default on the part of Landlord under this Lease or under any other agreement to which Landlord and Tenant may be parties, or (5) any other cause whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, it being the intention of the parties hereto that the obligations of Tenant hereunder shall be separate and independent covenants and agreements, that the Minimum Rent, Percentage Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events, and the obligations of Tenant hereunder shall continue to be payable in all events, and the obligations of Tenant hereunder shall continue unaffected, unless the requirement to pay or perform the same shall have been terminated pursuant to the express provisions of paragraph 8.b. of this Lease.
                          -------------

          (iii) Notwithstanding anything to the contrary which may be contained in this Lease, Tenant covenants and agrees that it will remain obligated under this Lease in accordance with its terms, and that Tenant will not take any action to terminate, rescind, or avoid this Lease, notwithstanding the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding-up or other proceeding affecting Landlord or any assignee of Landlord in any such proceeding, and, notwithstanding any action with respect to this Lease which may be taken by any trustee or receiver of Landlord or any assignee of Landlord in any such proceeding, or by any court in any such proceeding.

          (iv) Notwithstanding anything to the contrary which may be contained in this Lease, except as otherwise expressly provided in paragraph 8.b. of this
                                                      -------------
Lease, Tenant waives all rights which may now or hereafter be conferred by law
(1) to quit, terminate or surrender this Lease or the Leased Premises or any part thereof, or (2) to any abatement, suspension, deferment or reduction of the Minimum Rent, Percentage Rent or any other sums payable under this Lease.

     3.   Paragraph 3.a. of this Lease is hereby revised to read as follows:

          a.   Minimum Rent.  Commencing on the Rental Commencement Date as
               ------------
     defined in paragraph 1.o. above and continuing throughout the Primary Term,
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     Tenant shall pay to Landlord the minimum rent ("Minimum-Rent") the sum of
     One Hundred Seventeen Thousand Five Hundred Two and 47/100 Dollars ($117,502.47) per month, subject to adjustment in the manner otherwise described in Section 3 of the Lease. The Minimum Rent shall be paid in equal monthly installments in advance on the first day of each calendar month during the Primary Term and any Renewal Terms at the address set forth below, or to such other parties as Landlord may from time to time designate, without any set-off, deduction, demand or billing whatsoever.

     4.   The following provision is hereby added as paragraph 4.h. to the
Lease:

          h.   Compliance with Laws.
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               (i)  Tenant shall at its sole cost and expense promptly (1)
     comply with and shall cause the Leased Premises to comply with all federal, state, county, municipal and other governmental and quasi-governmental statutes, laws, codes, rules, acts, permits, licenses, judgments, decrees, orders, regulations, injunctions and ordinances and the provisions of insurance policies affecting the Leased Premises or any part thereof or the
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     use thereof, including those which require the making of any structural unforeseen or extraordinary changes, whether or not any such statutes, laws, codes, rules, acts, permits, licenses, judgments, decrees, orders, regulations, injunctions or ordinances which may be hereafter enacted involve a change of policy on the part of the governmental body enacting the same, and (2) procure, maintain and comply with all permits, authorizations, licenses and other authorizations required for each use of the Leased Premises or any part thereof then being made. Tenant shall at its sole cost and expense comply with the requirements of all policies of insurance which at any time may be in force with respect to the Leased Premises. Tenant shall at its sole cost and expense comply with the provisions of any contracts, agreements and restrictions binding on Landlord, Tenant or the Leased Premises and affecting the Leased Premises or any party thereof or the ownership, occupancy or use thereof to which this Lease is subordinate, and which may exist on the date hereof or which may hereafter exist which have not been caused or created by Landlord, or which have come into being by reason of any act or omission of Landlord if such act or omission was caused by Landlord with the consent of Tenant.

               (ii) Tenant shall, at its sole cost and expense, comply with all covenants, terms and conditions of all presently existing documents which are (or notice of which is) recorded in the land records in Cook County, Illinois and affect the Leased Premises or the use thereof or any interest therein and any such documents which hereafter come into existence, provided in the latter case that Tenant is either a party to such document or has given its written consent to the substance thereof.

               (iii) Upon failure so to comply with any of the foregoing requirements, the Landlord may after thirty (30) days written notice to the Tenant or in the event of emergency, immediately, comply with the same for other account of the Tenant and the cost of such compliance, together with interest thereon at the Default Rate, shall be paid to the Landlord upon demand.

     5.   The following provision is hereby added as paragraph 7.a.iv. of the
     Lease:

               iv.  Termination of Landlord's Indemnities.  Notwithstanding
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     anything to the contrary contained in this paragraph 7.a., Tenant and
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     Landlord hereby acknowledge and agree that in the event of a foreclosure of the Leased Premises by a permitted mortgagee or the conveyance of the
     Leased Premises by a deed in lieu of foreclosure or otherwise, the indemnities by Landlord set forth in paragraphs 7.a.ii. and 7.a.iii above
                                          ------------------------------
     shall automatically terminate and shall be of no further force or effect upon such foreclosure or conveyance.

     6.   The following provision is hereby added as paragraph 7.a.v. of the
     Lease:

               v.  No Offset. Tenant acknowledges and agrees that in no event
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     shall any of the indemnities imposed on Landlord pursuant to this paragraph
     7.a. entitle Tenant to any right of set-off, rebate or reduction of any rent payable hereunder.

     7.   Paragraph 8.a. of the Lease is hereby revised to read as follows:
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          a.   Destruction.  If during the Term the Leased Premises or any part
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     thereof shall be damaged or destroyed by fire or other casualty, Tenant shall promptly notify Landlord and Mortgagee of such destruction or damage, and Tenant with reasonable promptness and diligence shall rebuild, replace and repair any damage or destruction to the Leased Premises, at its sole cost and expense, in conformity with the requirements of Paragraph 4.e. of
                                                              -------------
     this Lease, so that after the completion of such repairs the affected portion of the Leased Premises shall be, as nearly as possible, in a condition as good as and having a value as great as the condition and value thereof immediately prior to such damage or destruction. From time to time after the commencement of any such replacement, repairing or rebuilding but not more often than twice in any period of 30 calendar days, Tenant may by notice request that Landlord pay to Tenant from the insurance proceeds an amount sufficient to reimburse Tenant for the unreimbursed cost and expense of such restoration, replacement or rebuilding and, upon receipt by Landlord of a certificate, dated currently and signed by an officer of Tenant setting forth in reasonable detail the aggregate amount of such cost and expense actually incurred f or the account of Tenant, and containing a statement by Tenant that no event of default has happened and is continuing hereunder, then Landlord shall promptly pay to Tenant the amount so certified, less the amount of all previous reimbursements to Tenant on account of such restoration, replacement or rebuilding, but only from and to the extent of the proceeds of any insurance received by Landlord by reason of such casualty, less any expenses incurred in collecting such proceeds (such net proceeds being herein called the "Net Proceeds"), and remaining after such prior reimbursements. If the cost of such repairs required to be made by Tenant pursuant to this subparagraph shall exceed the amount of such Net Proceeds, the difference shall be paid by Tenant if there is a balance of Net Proceeds remaining after the final payment for such work or repair, such balance shall be paid over to Tenant. No payment of any amount shall be made to Tenant pursuant to this subparagraph if any default shall have happened and be continuing hereunder unless and until such default shall have been cured or removed. There shall be no abatement of Minimum Rent, Percentage rent or any other sums payable hereunder by Tenant as a result of any such fire or other casualty.

     8.   Paragraph 8.b. of the Lease is hereby revised to read as follows:

          b.   Condemnation.
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          (i)  Subject to the rights of Tenant set forth in this paragraph 8.b.,
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     Tenant hereby irrevocably assigns to Landlord any award or payment to which
     Tenant may be or become entitled with respect to the taking of the Leased Premises or any part thereof, by condemnation or other eminent domain proceedings pursuant to any law, general or special, or by reason of the temporary taking of the use or occupancy of the Leased Premises or any part thereof, by any governmental authority, civil or military, whether the same shall be paid or payable in respect of Tenant's leasehold interest hereunder or otherwise. Landlord shall be entitled to participate in any such proceeding and the expenses thereof (including counsel fees and expenses) shall be paid by Tenant.
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     Notwithstanding the foregoing, Tenant shall be entitled to any separate award allowable for business interruption and/or moving expenses.

          (ii) If during the Term (1) the entire Leased Premises shall be taken by or on account of any actual or threatened condemnation or other eminent domain proceeding pursuant to any law, general or special or (2) if a portion of the Leased Premises is taken and said taking renders the remaining premises unsuitable and uneconomic for the continued use or occupancy in the business of the Tenant, in the good faith judgment of the Tenant, then Tenant shall promptly deliver a Purchase Offer (the "Purchaser Offer") to Landlord specifying a termination date (the "Termination Date") occurring not less than ninety (90) nor more than one hundred eighty (180) days after the delivery of such Purchase Offer and this Lease shall continue in full force and effect without any abatement of Minimum Rent, Percentage Rent or other sums payable by Tenant hereunder, notwithstanding any taking, until the Termination Date. The Purchase offer shall be accompanied by a certificate from Tenant stating that the conditions set forth either in clause (1) or (2) of this paragraph 8.b. have been
                                               --------------
     fulfilled. If the conditions set forth in clause (1) or (2) of this paragraph 8.b. are fulfilled and if Tenant shall have failed to deliver a
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     Purchase Offer as required above, Tenant conclusively shall be presumed to have made a Purchase Offer on a date which is one hundred twenty (120) days after any such taking (or such later date as is agreed to in writing by Landlord), and in the event Tenant is so presumed to have made a Purchase Offer, the termination date shall be deemed to be one hundred fifty (150) days after such Purchase Offer is presumed to have been made; but nothing in this sentence shall relieve Tenant of its obligation actually to deliver such Purchase Offer. Any purchase of the Leased Premises pursuant to this paragraph 8.b. shall be accomplished in accordance with the provisions of
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     paragraph 8.c. of this Lease.
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          (iii)  If during the Term, (1) a portion of the Leased Premises shall be taken by condemnation or other eminent domain proceedings, which taking is not sufficient to require that Tenant give a Purchase Offer or (2) the use or occupancy of the Leased Premises or any part thereof shall be temporarily taken by any governmental authority; then this Lease shall continue in full effect without abatement or reduction of Basic Rent, Percentage Rent or other sums payable by Tenant hereunder notwithstanding such partial or temporary taking. Tenant shall, promptly after any such temporary taking ceases, at its expense, repair any damage caused thereby in conformity with the requirements of paragraph 4.e. of this Lease so
                                            ---------
     that, thereafter, the Leased Premises shall be, as nearly as possible, in a condition as good as the condition thereof immediately prior to such taking. In the event of any such partial taking, Landlord shall make the Net Award available to Tenant to make such repair but, if such Net Award shall be in excess of $50,000, only against certificates of Tenant delivered to Landlord from time to time as such work or repair progresses, each such certificate describing the work or repair for which Tenant is requesting payment and the cost incurred by Tenant in connection therewith and stating that Tenant has not theretofore received payment for such work. Any Net award remaining after such repairs have been made shall be retained by Landlord and applied in reduction of the principal amount of the indebtedness secured by any Mortgage then outstanding at Landlord's sole option. If Landlord retains any such amount the Minimum

     Rent payable after such retention shall be reduced equitably, but in no event shall the Minimum Rent be reduced lower than the monthly debt payments due under any Mortgage. In the event of any such temporary taking, Tenant shall be entitled to receive the entire Net Award payable by reason of such temporary taking or portion of such temporary taking occurring during the term hereof, less any costs incurred by the Landlord in connection therewith. If the cost of any repairs required to be made by Tenant pursuant to this paragraph 8.b. shall exceed the amount of the Net
                             --------------
     Award, the deficiency shall be paid by Tenant.   Notwithstanding anything
     therein to the contrary, no payments shall be made to Tenant pursuant to this paragraph 8.b. if any default or event of default shall have happened
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     and shall be continuing under this Lease.

          (v)    For the purpose of this Lease the term "Net Award" shall mean:
     (1) all amounts payable as a result of any condemnation or other eminent domain proceeding, less all expenses for such proceeding not otherwise paid by Tenant in the collection of such amounts plus (2) all amounts payable pursuant to any agreement with any condemning authority (which agreement shall be deemed to be a taking) which has been made in settlement of or under threat of any condemnation or other eminent domain proceeding affecting the Leased Premises, less all expenses incurred as a result thereof not otherwise paid by Tenant and the collection of such amounts.

     9.   The following provision is hereby added as paragraph 8. to the Lease.

          c.   Procedure Upon Purchase.
               ------------------------

               (i) If Landlord shall reject any Purchase offer not later than the tenth (10th) day prior to the Termination Date or purchase date specified in such Purchase Offer, this Lease shall terminate on such date (except with respect to obligations and liabilities of Tenant under this Lease, actual or contingent, which have arisen on or prior to such termination), upon payment by Tenant of the Minimum Rent, Percentage Rent and all other sums then due and payable hereunder to and including the date of termination without offset or deduction for any reason. No rejection of an offer shall be effective for any purpose unless consented to in writing by each Mortgagee. Upon a purchase of the Leased Premises pursuant to paragraph 8.b. and the payment to the Landlord of the Purchase Price in an
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     amount equal to the greater of (x) the purchase price originally paid by
     Landlord for Landlord's acquisition of the Leased Premises or (y) the outstanding amount due under each Mortgage, Landlord shall convey the Leased Premises and all its right, title and interest in and to the Net Award (whether or not such Award shall have been received by Landlord) to Tenant or its designee.

               (ii) If the Leased Premises or any part thereof shall be purchased by Tenant pursuant to any provision of this Lease, Landlord need not transfer and convey to Tenant or its designee any better title thereto than existed on the Commencement Date of this Lease. Tenant shall accept such title, subject to such liens, encumbrances, charges, exceptions and restrictions on, against or relating to the Leased Premises (including those arising pursuant to the terms of this Lease) and to all applicable laws, regulations and ordinances, but free of the Mortgage and all other mortgages, liens, encumbrances, charges, exceptions and restrictions which shall have been created by or resulted from acts of Landlord.

               (iii) on the date fixed for any such purchase, Tenant shall pay to Landlord, at any place designed by Landlord, the Purchase Price in an amount equal to the greater of (x) the purchase price originally paid by Landlord for Landlord's acquisition of the Leased Premises or (y) the outstanding amount due under each Mortgage, together with all installments of Minimum Rent, Percentage Rent and all other sums then due under this Lease and unpaid to and including the date of purchase without offset or deduction for any reason, and Landlord shall deliver to Tenant a warranty deed conveying title to the Leased Premises and describing the Leased Premises or portion thereof being sold and conveying the title thereto, together with such instruments as shall be necessary to transfer to Tenant or its designee any other property then required to be transferred by Landlord pursuant to this Lease. Tenant shall pay all charges incident to such conveyance and transfer, including counsel fees, escrow fees, recording fees, title insurance premiums and all applicable federal, state and local taxes (other than any income or franchise taxes levied upon or assessed against Landlord) which may be incurred or imposed by reason of such conveyance and transfer.

               (iv) Upon the completion of such purchase, but not prior thereto (whether or not any delay in the completion of, or the failure to complete, such purchase shall be the fault of Landlord) , this Lease and all obligations hereunder (including the obligations to pay Minimum Rent and Percentage Rent) shall terminate, except with respect to (1) obligations and liabilities of Tenant, actual or contingent, under this Lease which arose on or prior to such date of purchase, (2) those obligations of Tenant contained in paragraph 7.c. hereof or (3) any other
                                        --------------
     obligations of Tenant which are intended to survive a termination of this Lease.

     10.  Paragraph 10.b. of the Lease is hereby deleted in its entirety.

     IN WITNESS WHEREOF, this Second Amendment is entered into by the parties hereto as of the day and year first above stated.

                                       TENANT:

                                       HOB CHICAGO, INC.,
                                       a Delaware corporation


                                       By:   /s/ Joseph C. Kaczorowski
                                          ------------------------------
                                       Name:     Joseph C. Kaczorowski
                                            ----------------------------
                                       Title:    Chief Financial Officer
                                             ---------------------------

                                       LANDLORD:

                                       HOB MARINA CITY PARTNERS, L.P.,
                                       a Delaware limited partnership

                                       By:  HOB Marina City, Inc., its
                                            General Partner



                                            By:    /s/ Joseph C. Kaczorowski
                                               -------------------------------
                                            Name:      Joseph C. Kaczorowski
                                                 -----------------------------
                                            Title:     Chief Financial Officer
                                                  ----------------------------